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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     August 30, 1999
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                          CASE RECEIVABLES II
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                  333-82741                    76-0439709
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


475 Half Day Road, Lincolnshire, Illinois                              60069
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code     (847) 955-1002
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          (Former Name or Former Address, if Changed Since Last Report)






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         Item 5.     Other Events

         On August 30, 1999, the registrant made available to prospective investors a term sheet (the "Term Sheet") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $682,500,000 aggregate principal amount of asset-backed notes (the "Notes") by Case Equipment Receivables Trust 1999-B. The Term Sheet is attached hereto as Exhibit 99.

         Attached is a definitive legality and tax opinion relating to the Notes. For both opinions, see Exhibits 5 and 8(a).

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

         Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to certain income tax matters (included as part of Exhibit 5)

         Exhibit 99 -Term Sheet dated August 30, 1999 of Case Equipment Receivables Trust 1999-B


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CASE RECEIVABLES II INC.
                              (Registrant)




Dated: August 31, 1999        By: /S/ Ralph A. Than
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                                  Ralph A. Than
                                  Vice President and Treasurer


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                               EXHIBIT INDEX

         Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

         Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to certain income tax matters (included as part of Exhibit 5)

         Exhibit 99 - Term Sheet dated August 30, 1999 of Case Equipment Receivables Trust 1999-B


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